UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2020

PROTAGONIST THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37852	98-0505495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Protagonist Therapeutics, Inc.

7707 Gateway Blvd., Suite 140

Newark, California 94560-1160

(Address of principal executive offices, including zip code)

(510) 474-0170

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	PTGX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02. Results of Operations and Financial Condition.

On May 7, 2020, Protagonist Therapeutics, Inc. (the “Company”) reported its financial results for the quarter ended March 31, 2020. A copy of the press release titled “Protagonist Therapeutics Reports First Quarter Financial Results and Provides Corporate Update” is furnished pursuant to Item 2.02 as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in Exhibit 99.1 hereto shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01. Other Events.

On May 7, 2020, the Company issued a press release announcing initial data from the ongoing Phase 2 study of PTG-300 in patients with polycythemia vera. A copy of the press release titled “Protagonist Therapeutics Announces Initial Phase 2 Results with Hepcidin Mimetic PTG-300 in the Treatment of Polycythemia Vera” is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press release, dated May 7, 2020, titled “Protagonist Therapeutics Reports First Quarter Financial Results and Provides Corporate Update”.
99.2	Press release, dated May 7, 2020, titled “Protagonist Therapeutics Announces Initial Phase 2 Results with Hepcidin Mimetic PTG-300 in the Treatment of Polycythemia Vera”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protagonist Therapeutics, Inc.

Dated:	May 7, 2020

		By:	/s/ Don Kalkofen
Don Kalkofen
Chief Financial Officer